Commitments and contingencies	12 Months Ended
Jun. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 6 — Commitments and contingencies

The Company agreed to pay the underwriters of the Offering underwriting discounts and commissions equal to 4.25% of the gross proceeds of the Offering, 2.75% of which was paid at the closing of the Offering and 1.5% of which is payable to Cohen & Company Capital Markets, LLC, as the representative of the underwriters solely upon consummation of a Business Transaction (the “Deferred Underwriting Discount”). The Deferred Underwriting Discount has been deposited in the Trust Account. On June 14, 2011, pursuant to an arrangement with the representative of the underwriters to provide special financial advisory services in connection with a potential business transaction, the underwriters waived their right to receive the deferred underwriting discount.

The underwriters were granted a 45-day option to purchase up to 960,000 Units (over and above the 6,400,000 Units referred to above) at the Offering price less underwriting discounts and commissions, solely to cover over-allotments (the “Over-Allotment Option”), if any. On December 1, 2010, the representative of the underwriters notified the Company of its intention not to exercise the Over-Allotment Option.

On November 19, 2010, in connection with the Offering, the Company sold for $100 to Cohen & Company Capital Markets, LLC, as the representative of the underwriters, an option (the “Unit Purchase Option”) to purchase 640,000 Units (equivalent to 10% of the total number of Units sold in the Offering) at an exercise price of $15.00 per Unit (150% of the public offering price). The Units issuable upon exercise of the Unit Purchase Option are identical to the Units sold in the Offering. This Unit Purchase Option is exercisable commencing on the later of the consummation of a Business Transaction and one year from the date of the Offering and expires five years from the date of the Offering. The Company has accounted for the fair value of the Unit Purchase Option, net of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to shareholders' equity. The Company estimates that the fair value of the Unit Purchase Option is approximately $2.02 per unit using a Black-Scholes option-pricing model.

The fair value of the Unit Purchase Option is estimated as of the date of grant using the following assumptions: (1) expected price volatility of 35%, (2) a risk-free interest rate of 1.73% and (3) an expected life of 5 years. The Unit Purchase Option may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described in Note 4 above), such that the holder may use the appreciated value of the Unit Purchase Option (the difference between the exercise prices of the Unit Purchase Option and the underlying Warrants and the market price of the Units and underlying Ordinary Shares) to exercise the Unit Purchase Option without the payment of cash.

The Company will have no obligation to settle the exercise of the Unit Purchase Option or the Warrants underlying the Unit Purchase Option in cash . The holder of the Unit Purchase Option will not be entitled to exercise the Unit Purchase Option or the Warrants underlying the Unit Purchase Option unless a registration statement covering the securities underlying the Unit Purchase Option is effective or an exemption from registration is available. If the holder is unable to exercise the Unit Purchase Option or underlying Warrants, the Unit Purchase Option or underlying Warrants, as applicable, will expire worthless.